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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 1996

                 Advanta Revolving Home Equity Loan Trust 1996-A
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             (Exact name of registrant as specified in its charter)

          New York                    33-99510         Application Pending
-----------------------------      --------------      -------------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)             File Number)       Identification No.)

c/o Advanta Mortgage Conduit                                 92127
       Services, Inc.                                      ----------
  Attention: Milton Riseman                                (Zip Code)
  16875 West Bernardo Drive
    San Diego, California
    (Address of Principal
     Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800
                                                           ---------------

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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

                  In connection with the offering of Advanta Revolving Home Equity Loan Trust 1996-A, Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-A, described in a Prospectus Supplement dated as of November 15, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA REVOLVING HOME EQUITY LOAN TRUST
                                    1996-a

                                    By:  Advanta Mortgage Conduit Services,
                                         Inc., as Sponsor

                                         By: /s/ Mark T. Dunsheath
                                            -------------------------------
                                             Name:  Mark T. Dunsheath
                                             Title: Vice President

Dated:  November 18, 1996


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                                  EXHIBIT INDEX

Exhibit No.              Description                          Page No.
-----------              -----------                          --------

99.1                     Related Computational                  5
                         Materials (as defined
                         in Item 5 above).